UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 8, 2023

Near Intelligence, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39843	85-3187857
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W Walnut St., Suite A-4 Pasadena, California 91124	91124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (628) 889-7680

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NIR	The Nasdaq Global Market
Warrants, each exercisable for one share of Common Stock for $11.50 per share	NIRWW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K (this “Form 8-K”) regarding the Asset Purchase Agreement (as defined below) and the DIP Agreement (as defined below) is incorporated by reference herein.

Item 1.03. Bankruptcy or Receivership.

Chapter 11 Filing

On December 8, 2023, Near Intelligence, Inc. (the “Company”) and certain of its subsidiaries, Near Intelligence LLC (“Near LLC”), Near North America, Inc. and Near Intelligence Pte. Ltd. (such subsidiaries together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Petitions”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”). The Debtors have filed a motion with the Court seeking joint administration of the Cases under the caption In re Near Intelligence, Inc., et al. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. To ensure their ability to continue operating in the ordinary course of business, the Debtors have filed various “first day” motions with the Bankruptcy Court requesting customary relief, including authority to obtain debtor-in-possession financing and to pay employee wages and benefits, that will enable the Debtors to transition into Chapter 11 protection while continuing to operate their business in the ordinary course without material disruption. The Company has engaged GLC Advisors & Co., LLC to advise on its strategic options, including the process to sell its assets in connection with the Cases.

Asset Purchase Agreement

On December 8, 2023, prior to the filing of the Bankruptcy Petitions, the Company entered into a “stalking horse” asset purchase agreement (the “Asset Purchase Agreement”) with an affiliate of the lenders under its senior secured financing facility (the “Financing Agreement” described in Item 2.04) and the DIP Agreement (as defined below) (“Blue Torch”) to sell substantially all of the assets of the Company other than certain potential causes of action related to the previously disclosed internal investigation (the “Purchased Assets”) for consideration consisting of (i) a credit bid of not less than $50,000,000, comprised of (x) all outstanding obligations under the $16,000,000 DIP Credit Facility (as defined below) and (y) not less than $34,000,000 of the outstanding obligations under the Financing Agreement, plus (ii) the assumption of certain Assumed Liabilities (as such term is defined in the Asset Purchase Agreement). The transaction is part of a sale process under Section 363 of the Bankruptcy Code that will be subject to approval by the Court and compliance with agreed upon and Court-approved bidding procedures allowing for the submission of higher or otherwise better offers, and other agreed-upon conditions. In accordance with the sale process under Section 363 of the Bankruptcy Code, notice of the proposed sale to Blue Torch will be given to third parties and competing bids will be solicited. The Company will manage the bidding process and evaluate the bids, in consultation with its advisors and as overseen by the Court.

The Asset Purchase Agreement contains customary representations and warranties of the parties and is subject to a number of closing conditions, including, among others, (i) the accuracy of representations and warranties of the parties; (ii)  material compliance with the obligations of the parties set forth in the Asset Purchase Agreement, including achievement of certain milestones by the Company related to the Cases and the sales process on a timely basis; (iii) the DIP Documents remaining in full force and effect and no Event of Default (as defined in the DIP Documents) occurring that materially impairs Blue Torch’s ability to consummate the transactions contemplated by the Asset Purchase Agreement; and (iv) no Material Adverse Effect (as defined in the Asset Purchase Agreement) having occurred from the date of the Asset Purchase Agreement to the closing date.

The Asset Purchase Agreement may be terminated, subject to certain exceptions: (i) by the mutual written consent of the parties; (ii) by Blue Torch if (a) any Bankruptcy Milestone (as defined in the Asset Purchase Agreement) is not timely satisfied in accordance with the Asset Purchase Agreement, (b) the Cases are dismissed or converted to a case under Chapter 7 of the Bankruptcy Code, (c) a trustee or examiner is appointed under section 1104 of the Bankruptcy Code, (d) Blue Torch is not the winning bidder at the conclusion of the auction process, (e) any insolvency proceeding or similar proceeding or collection action is commenced with respect to any of the Company’s foreign non-Debtor subsidiaries, or (iii) by either party, (a) for certain material breaches by the other party of its representations and warranties or covenants that remain uncured, (b) if the Company enters into a definitive agreement with respect to an alternative transaction for the Purchased Assets or the Court approves an alternative transaction for the Purchased Assets, (c) if any governmental entity enacts or issues a law or order or takes other action permanently restraining, prohibiting or enjoining any of the parties from consummating the transactions, (d) if the DIP Documents are terminated in accordance with their terms or (e) if the closing has not occurred prior to the date that is 91 days after the date of the Asset Purchase Agreement.

The Asset Purchase Agreement provides for the reimbursement of Blue Torch’s expenses incurred in connection with the Asset Purchase Agreement up to an aggregate amount of $1,000,000 payable under certain circumstances upon a termination of the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein. The representations and warranties contained in the Asset Purchase Agreement were made only for the purposes of the Asset Purchase Agreement and solely for the benefit of the parties thereto. Those representations and warranties may be subject to important limitations and qualifications agreed to by the contracting parties. Some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to contractual standards of materiality different from that generally applicable to public disclosures to stockholders. Furthermore, the representations and warranties may have been made for the purposes of allocating contractual risk between the parties to such contract or other document instead of establishing these matters as facts, and they may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Form 8-K. Accordingly, you should not rely upon the representations and warranties in the Asset Purchase Agreement as statements of factual information.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Debtor-in-Possession Financing

On December 8, 2023, the Company entered into that certain Superpriority Secured Debtor-in-Possession Financing Agreement (the “DIP Agreement”) by and among the Company, as a guarantor, Near LLC, as borrower, certain of the Company’s other subsidiaries (including the other Debtors) from time to time party thereto as guarantors, the lenders from time to time party thereto (the “DIP Lenders”) and Blue Torch Finance LLC, as administrative agent and collateral agent, pursuant to which the DIP Lenders provided the Debtors with a senior secured, superpriority debtor-in-possession term loan facility in the maximum aggregate amount of $16,000,000 (the “DIP Credit Facility”), which, subject to the satisfaction of certain conditions precedent to drawing as set forth in the DIP Agreement, will be made available to the Debtors in multiple drawings as follows: (i) up to $5,000,000 will be made available for drawing upon entry by the Court of an interim order authorizing and approving the DIP Credit Facility on an interim basis (the “Interim DIP Order”) and (ii) up to $11,000,000 will be made available for drawing upon entry of the Court of a final order authorizing and approving the DIP Credit Facility on a final basis (the “Final DIP Order” and together with the Interim DIP Order, the “DIP Orders”)). The DIP Credit Facility contains conditions precedent, representations and warranties, affirmative and negative covenants and events of default customary for financings of this type and size. Subject to the DIP Orders and the terms of the DIP Agreement, proceeds of the loans made under the DIP Credit Facility may be used to (i) provide working capital and for other general corporate purposes of the Debtors and their subsidiaries, (ii) fund the costs of the administration of the Cases (including professional fees and expenses) and the Sale, (iii) fund wind-down costs of the Loan Parties in an amount not to exceed the amount set forth in the Budget (as defined in the DIP Agreement) and (iv) make other payments consistent with the Budget.

The foregoing description of the DIP Agreement does not purport to be complete and is qualified in its entirety by reference to the DIP Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein, as may be approved by the Court.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):

●	Financing Agreement, dated as of November 4, 2022 (the “Financing Agreement”) (as amended, modified or supplemented from time to time), by and among the Company, as a guarantor, Near Intelligence LLC, as borrower, certain of the Company’s other subsidiaries from time to time party thereto as guarantors, the lenders from time to time party thereto and Blue Torch Finance LLC, as administrative agent and collateral agent. As of December 8, 2023, the outstanding principal amount under the Financing Agreement was $76,742,047.

●	The following convertible debentures (the “Convertible Debentures”):

●	Part A-1 Convertible Debentures issued by the Company, dated March 31, 2023, in an aggregate principal amount of $5,969,325.

●	Part A-2 Convertible Debentures issued by the Company, dated May 18, 2023, in an aggregate principal amount of $2,500,000.

●	Part B Convertible Debentures issued by the Company, dated May 18, 2023, in an aggregate principal amount of $11,440,217.

As of December 8, 2023, the aggregate outstanding principal amount under the Convertible Debentures was approximately $17,000,000.

●	Promissory Note issued to KludeIn Prime LLC, dated January 21, 2022, in the aggregate principal amount of up to $1,500,000 (the “Working Capital Loan”). As of December 8, 2023, the Company had drawn $1,225,000 on the Working Capital Loan. As of December 8, 2023, the fair value of the Working Capital Loan was $1,143,000.

●	Promissory Note issued to KludeIn Prime LLC, dated July 7, 2022, in the aggregate principal amount of up to $2,060,070 (the “Sponsor Promissory Note”). As of December 8, 2023, the outstanding principal amount under the Sponsor Promissory Note was $1,373,380.

The Debt Instruments provide that upon the filing of the Bankruptcy Petitions, the principal and interest due under the Financing Agreement shall automatically become due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 8, 2023, the Company received written notice (the “Delisting Notice”) from the staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, as a result of the Bankruptcy Petitions and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, the staff of Nasdaq had determined that the Company’s common stock and warrants (the “Securities”) will be delisted from Nasdaq. In the Delisting Notice, the staff of Nasdaq referenced concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq and public interest concerns related to the Bankruptcy Petitions and concerns regarding the residual equity interest of the existing securities holders. The Delisting Notice also indicates that the Company may appeal Nasdaq’s determination pursuant to procedures set forth in Nasdaq Listing Rule 5800 Series. The Company will not appeal this determination.

Trading of the Securities will be suspended at the opening of business on December 19, 2023 and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Securities from listing and registration on Nasdaq. As a result, the Securities are expected to begin trading on the over-the-counter (“OTC”) market on December 19, 2023. On the OTC market, shares of the Company’s common stock and warrants, which previously traded on the Nasdaq under the symbol NIR and NIRWW, respectively, are expected to trade under the symbols NIRQ and NIRWWQ, respectively. No assurances can be made that trading in the Securities on the OTC will commence or be maintained.

Item 8.01. Other Events.

On December 8, 2023, the Company issued a press release announcing the filing of the Cases and entry into the Asset Purchase Agreement and the DIP Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. The Company currently does not expect that holders of the Company’s common stock or other equity securities will receive any payment or other distribution on account of those securities in the Cases given the expected sales proceeds (which is currently under the Asset Purchase Agreement consists of a credit bid) and the amount of the Debtors’ liabilities to more senior creditors. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions; the Company’s intention to continue operations during the Chapter 11 case; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Asset Purchase Agreement, dated as of December 8, 2023 by and among, BTC Near Holdco LLC, the Sellers party thereto, solely for the purposes stated expressly therein, Near Intelligence SAS, Near Intelligence Pty. Ltd., and solely for the purposes stated expressly therein, Blue Torch Finance LLC.

10.2	Superpriority Secured Debtor-In-Possession Financing Agreement, dated as of December 8, 2023, by and among the Company, as a guarantor, Near LLC, as borrower, certain of the Company’s other subsidiaries from time to time party thereto as guarantors, the DIP Lenders and Blue Torch Finance LLC, as administrative agent and collateral agent.

99.1	Press Release dated December 8, 2023.

104	The cover page from Near Intelligence, Inc.’s Current Report on Form 8-K is formatted in iXBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2023

NEAR INTELLIGENCE, INC.

	By:	/s/ John Faieta
	Name:	John Faieta
	Title:	Chief Financial Officer